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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-72324) pertaining to the Midisoft Corporation Incentive Stock Option Plan and Nonstatutory Stock Option Plan of our report dated March 13, 1997, with respect to the financial statements of Midisoft Corporation included in the annual Report (Form 10-K) for the year ended December 31, 1997.

                                          ERNST & Young LLP

Seattle, Washington

April 14, 1998